 FOURTH AMENDMENT TO OIL AND GAS LEASE

State:	New Mexico
County:	Bernalillo
Lessor:	Westland Development Co., Inc., a New Mexico corporation, whose address is 401 Coors Blvd., N.W., Albuquerque, NM 87121
Lessee:	Sun Valley Energy Corporation, a New Mexico corporation, whose address is P.O. Box 1000, Roswell, NM 88202-1000
Effective Date:	June 6, 2004

WHEREAS, Lessee, named above, is the present owner of a portion of that certain Oil and Gas Lease (the “Lease”), covering the lands described below (the “Original Lands”), dated June 6, 2000, from Lessor, named above, as recorded in Book A6, Page 7854 of the Lease Records of the Bernalillo County, New Mexico, as such Lease was amended by Partial Release and Amended Oil and Gas Lease dated June 15, 2001, as recorded in Book A21, Page 5985, amended by Second Amendment to Oil and Gas Lease dated June 3, 2003, amended by Third Amendment to Oil and Gas Lease dated effective November 1, 2003. The Lease is further subject to that certain Term Assignment of Oil and Gas Lease, by and between Lessee and Great Northern Gas Company, covering a portion of the lands described herein, dated effective March 31, 2003, as recorded in Book A53, Page 330 and that certain Assignment of Oil and Gas Leases, by and between Lessee and Riata Energy, Inc. et al dated effective February 24, 2004, as recorded in Book A75, Page 3650.

Township 10 North, Range 1 East, N.M.P.M.	Acreage Totals
Section 8: All	640.00
Section 9: All	640.00
Section 10: W/2	320.00
Section 15: W/2	320.00
Section 16: All	640.00
Section 17: All	640.00
Section 21: All	640.00
Section 22: W/2	320.00
Section 27: W/2	320.00
Section 28: All	640.00
Section 29: All	640.00
Section 30: That certain tract of land located in the East part of Section 30 comprising 215.00 acres, more or less, as delineated in that certain Plat of Survey of Westland Development Company - Northwest Tract.	215.00

Section 31: That certain tract of land located in the Northeast part of Section 31 comprising 87.00 acres, more or less, as delineated in that certain Plat of Survey of Westland Development Company - Northwest Tract;	87.00

Section 32: That certain tract of land located in the North part of Section 32 comprising 194.00 acres, more or less, as delineated in that certain Plat of Survey of Westland Development Company - Northwest Tract;	194.00
6,256.00

WHEREAS, the Lease is recognized by Lessor as being in full force and effect. It is now the desire of the Lessor and Lessee to modify and amend the description of the Original lands on Exhibit “A” to the Lease to include additional acreage (“Added Lands”) as well as a different royalty rate for the Added lands.

NOW THEREFORE, Lessor does hereby amend the Lease by agreeing to add the following described lands to Exhibit “A”:

All of the following lands, except for any lands described below not quieted in that certain Quiet Title Suit No. 8-76-03865, located within the Town of Atrisco Grant,
Bernalillo County, New Mexico:

Township 10 North, Range 1 East, N.M.P.M.	Added Acres
Section 3: W/2 of the South part located within the Town of Atrisco Grant.	191.44
Section 4: South part located within the Town of Atrisco Grant.	382.21
Section 5: South part located within the Town of Atrisco Grant.	380.88
	954.53	TOTAL

FURTHERMORE, all reference to royalties to be paid to Lessor under the Added lands of the Lease shall be revised to reflect a fifteen percent (15%) royalty rate. The royalty rate on the Original Lands shall remain unchanged.

AS HEREIN AMENDED, Lessor ratifies, adopts, and confirms the Lease shall include the above added Lands and modified royalty rate for such added Lands, provided however, all other terms and conditions of the Lease and any amendments thereto, shall remain unchanged. Additionally, Lessor grants, leases, and lets to Lessee, its successors and assigns, the lands described in the Lease and added Lands referred to in this Fourth Amendment for the purposes and upon the term, conditions, and provisions contained in the Lease as hereby amended.

IN WITNESS WHEREOF, this Amendment is signed by Lessor and Lessee as of the date of the acknowledgement of their signatures below, but is effective for all purposes as of the Effective Date stated above.

Lessor	Lessee

Westland Development Co., Inc.	SunValley Energy Corporation

By:	By:
Barbara Page, President and CEO	Phelps Anderson, President

ACKNOWLEDGMENTS

STATE OF NEW MEXICO	)
COUNTY OF BERNALILLO	)

     The foregoing instrument acknowledged before me on the _______ day of ____________, 2004, by Barbara Page, President and CEO of Westland Development Co. Inc., a New Mexico corporation, on behalf of said corporation.

____________________________

Notary Public, State of New Mexico

My Commission Expires:
___________________

STATE OF NEW MEXICO	)
COUNTY OF Chaves	)

The foregoing instrument acknowledged before me on the _______ day of ____________, 2004, by Phelps Anderson, President of SunValley Energy Corporation, a New Mexico corporation, on behalf of said corporation.

____________________________

Notary Public, State of New Mexico

My Commission Expires:
___________________